Exhibit 10.8

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement is entered into as of March 30, 2004, by and between SILICON VALLEY BANK (“Bank”) and NETLOGIC MICROSYSTEMS, INC. (“Grantor”).

RECITALS

A. Bank has agreed to make certain advances of money and to extend certain financial accommodation to Grantor (the “Loans”) in the amounts and manner set forth in the Amended and Restated Loan and Security Agreement by and between Bank and Grantor, dated March 30, 2004 (as the same may be amended, modified or supplemented from time to time, the “Loan Agreement”; capitalized terms used herein are used as defined in the Loan Agreement), and the AR Financing Loan Agreement by and between Bank and Grantor, dated March 30, 2004 (as the same may be amended, modified or supplemented from time to time, the “Formula Revolver Loan Agreement”). Bank is willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall grant to Bank a security interest in certain Copyrights, Trademarks, Patents, and Mask Works to secure the obligations of Grantor under the Loan Agreement, the other Loan Documents and the Formula Revolver Loan Agreement.

B. Pursuant to the terms of the Loan Agreement, Grantor has granted to Bank a security interest in all of Grantor’s right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

AGREEMENT

To secure its obligations under the Loan Agreement, the other Loan Documents and the Formula Revolver Loan Agreement, Grantor grants and pledges to Bank a security interest in all of Grantor’s right, title and interest in, to and under its Intellectual Property Collateral (including without limitation those Copyrights, Patents, Trademarks and Mask Works listed on Schedules A, B, C, and D hereto), and including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part thereof.

This security interest is granted in conjunction with the security interest granted to Bank under the Loan Agreement. The rights and remedies of Bank with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Bank as a matter of law or equity. Each right, power and remedy of Bank provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Bank of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Bank, of any or all other rights, powers or remedies.

Upon the earlier of (1) the IPO, and (2) Bank’s determination that Grantor has had two (2) consecutive fiscal quarters with a net profit, as determined in accordance with GAAP, Bank’s security interest in the Intellectual Property Collateral shall terminate and Bank shall take all actions reasonably required to give effect to, and evidence of, the release of the Intellectual Property from the Collateral. The foregoing notwithstanding, the Collateral shall include at all times all accounts and general intangibles that consist of rights to payment and proceeds from the sale, licensing or disposition of all or any part, or rights in, the Intellectual Property (the “Rights to Payment”). Moreover, if a judicial authority (including a U.S. Bankruptcy Court) holds that a security interest in the underlying Intellectual Property is necessary to have a security interest in the Rights to Payment, then the Collateral shall automatically and at all times include the Intellectual Property to the extent necessary to permit perfection of Bank’s security interest in the Rights to Payment.

IN WITNESS WHEREOF, the parties have cause this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

GRANTOR:

Address of Grantor:		NETLOGIC MICROSYSTEMS, INC.

450 National Avenue Mountain View, CA 94043		By:	/s/ Ronald S. Jankov

		Title:	President and CEO
Attn:	Don Witmer
BANK:

Address of Bank:		SILICON VALLEY BANK

3003 Tasman Drive Santa Clara, CA 95054-1191		By:	Teresa Li
		Title:	Vice President
Attn: Loan Services

EXHIBIT A

Copyrights

Description	Registration/ Application Number	Registration/ Application Date

NONE REGISTERED

***** CONFIDENTIAL TREATMENT REQUESTED

EXHIBIT B

NetLogic Microsystems, inc. – Confidential

22 Mar-04

Title	Filing Date	Application No.	Status	Issue Date
Synchronous Content Addressable Memory with Single Cycle Operation	30-Oct-97	08/967,314	Patent No. 6,199,140	06-Mar-01
Method and Apparatus for Cascading Content Addressable Memory Devices	30-Dec-97	09/001,110	Patent No. 6,148,364	14-Nov-00
Method and Apparatus for Implementing a LEARN Instruction in a Content Addressable Memory Device	11-May-98	09/076,337	Patent No. 6,219,748	17-Apr-01
Method and Apparatus for Implementing a LEARN Instruction in a Depth Cascaded Content Addressable Memory System	11-May-98	09/076,336	Patent No. 6,240,485	29-May-01
Method and Apparatus for Performing a Read Next Highest Priority Match Instruction in a Content Addressable Memory Device	06-Jul-98	09/111,364	Patent No. 6,381,673	30-Apr-02
Ternary Content Addressable Memory With Compare Operand Selected According to Mask Value	09-Sep-98	09/150,517	Patent No. 6,418,042	09-Jul-02
Method for Longest Prefix Matching in a Content Addressable Memory	05-Jan-99	09/225,918	Patent No. 6,237,061	22-May-01
Match Line Control Circuit for Content Addressable Memory	05-Jan-99	09/225,919	Patent No. 6,125,049	26-Sep-00
Method and Apparatus For Simultaneously Performing a Plurality of Compare Operations in Content Addressable Memory Device	26-Mar-99	09/276,885	Patent No. 6,137,707	24-Oct-00
Method and Apparatus for Determining a Longest Prefix Match in a Content Addressable Memory Device	22-Jun-99	09/338,452	Patent No. 6,460,112	01-Oct-02
Method for Apparatus For Detecting Multiple Matches In A Content Addressable Memory	12-Jul-99	09/351,962	Patent No. 6,175,513	16-Jan-01
Method Of Generating an Almost Full Flag and a Full Flag in a Content Addressble Memory	12-Jul-99	09/351,545	Patent No. 6,393,514	21-May-02
Method and Apparatus for Selective Match Line Pre-charging in a Content Addressable Memory	12-Jul-99	09/351,541	Patent No. 6,166,939	26-Dec-00
Selective Match Line Pre-Charging in a Partitioned Content Addressable Memory Array	09-Sep-99	09/391,989	Patent No. 6,243,280	05-Jun-01
Selective Match Line Discharging In A Partitioned Content Addressable Memory Array	09-Sep-99	09/392,972	Patent No. 6,191,969	20-Feb-01
[*****]
Row Redundancy For Content Addressable Memory	18-Oct-99	09/420,516	Patent No. 6,275,426	14-Aug-01
Method and Apparatus for Determining a Longest Prefix Match in a Segmented Content Addressable Memory Device	12-Nov-99	09/439,834	Patent No. 6,499,081	24-Dec-02
Method and Apparatus for Determining an Exact Match in a Ternary Content Addressable Memory Device	12-Nov-99	09/442,042	Patent No. 6,539,455	25-Mar-03
Ternary Content Addressable Memory Cell	12-Nov-99	09/439,317	Patent No. 6,154,384	28-Nov-00
Method and Apparatus for Determiming the Address of the Highest Priority Matching Entry in a Segmented Content Addressable Memory Device	06-Dec-99	09/455,726	Patent No. 6,591,331	08-Jul-03
Match Line Control Circuit for Content Addressable Memory	21-Dec-99	09/471,103	Patent No. 6,147,891	14-Nov-00
Method and Apparatus for Preventing Match Line Discharging in a CAM	12-May-00	09/570,746	Patent No. 6,191,970	20-Feb-01
Spare Address Decoder	08-Jun-00	09/590,792	Patent No. 6,229,742	08-May-01
Method and Apparatus for Partitioning a Content Addressable Memory Device	08-Jun-00	09/590,642	Patent No. 6,324,087	27-Nov-01
[*****]

Title	Filing Date	Application No.	Status	Issue Date
Method and Apparatus for Re-Assigning Priority in a Partitioned Content Addressable Memory Device	08-Jun-00	09/590,775	Patent No. 6,687,785	03-Feb-04
Row Redundancy in a Content Addressable Memory	08-Jun-00	09/590,779	Patent No. 6,249,467	19-Jun-01
Inter-row configurability of Content Addressable Memory	14-Jun-00	09/594,203	Patent No. 6,252,789	26-Jun-01
Method and Apparatus For Using an Inter-Row Configurable Content Addressable Memory	14-Jun-00	09/594,199	Patent No. 6,246,601	12-Jun-01
[*****]
Method and Apparatus for Accessing a Segment of CAM Cells in an Intra-Row Configurable CAM System	14-Jun-00	09/594,420	Patent No. 6,243,281	05-Jun-01
[*****]
Inter-row Configurability of Content Addressable Memory	14-Jun-00	09/594,195	Patent No. 6,560,670	06-May-03
Hierarchical Depth Cascading of Content Addressable Memory Devices	16-Jun-00	09/595,850	Patent No. 6,317,350	13-Nov-01
Content Addressable Memory Device Having Selective Cascade Logic And Method for Selectively Comining Match Information in a CAM Device	16-Jun-00	09/595,773	Patent No. 6,493,793	10-Dec-02
[*****]
Method and Apparatus for Generating a Device Index in a Content Addressable Memory	08-Dec-00	09/733,819	Patent No. 6,490,650	03-Dec-02
Synchronous Content Addressable Memory	06-Feb-01	09/778,170	Patent No. 6,697,911	24-Feb-04
Selective Look-Ahead Match Line Pre-charging in a Partitioned Content Addressable Memory Array	20-Mar-01	09/813,900	Patent No. 6,430,074	06-Aug-02
Multi-chip Module Having Content Addressable Memory	22-Mar-01	09/815,232	Patent No. 6,521,994	18-Feb-03
[*****]
Memory Storage Cell Based Array of Counters	30-Apr-01	09/846,513	Patent No. 6,567,340	20-May-03
Row Redundancy in a Content Addressable Memory	18-Jun-01	09/866,235	Patent No. 6,445,628	03-Sep-02
[*****]
Content Addressable Memory with Configurable Class-Based Storage Partitions	27-Aug-01	09/940,832	Patent No. 6,542,391	01-Apr-03
Content Addressable Memory with Error Detection Signalling	18-Sep-01	09/954,827	Patent No. 6,597,595	22-Jul-03
[*****]

***** CONFIDENTIAL TREATMENT REQUESTED

Title	Filing Date	Application No.	Status	Issue Date

[*****]

Method and Apparatus for Performing a Read Next Highest Priority Match Instruction in a Content Addressable Memory Device	18-Dec-01	10/025,661	Patent No. 6,564,289	13-May-03

Programmable Delay Circuit Within a Content Addressable Memory	28-Dec-01	10/040,714	Patent No. 6,650,575	18-Nov-03

[*****]

Content Addressable Memory Device	01-Feb-02	10/062,307	Patent No. 6,697,276	24-Feb-04

[*****]

Content Addressable Memory Having Dynamic Match Resolution	30-Mar-02	10/112,630	Patent No. 6,661,686	09-Dec-03

Content Addressable Memory With Selective Error Logging	12-Apr-02	10/121,344	Patent No. 6,690,595	10-Feb-04

[*****]

Method and Apparatus for Determining an Exact Match in a Content Addressable Memory Device	09-May-02	10/142,855	Patent No. 6,574,702	03-Jun-03

Content Addressable Memory Having Column Redundancy	10-May-02	10/143,051	Patent No. 6,714,430	30-Mar-04

[*****]

Content Addressable Memory With Simultaneous Write and Compare Function	05-Jun-02	10/163,263	Patent No. 6,707,693	16-Mar-04

[*****]

Entry Relocation In A Content Addressable Memory Device	19-Nov-02	10/300,652	Patent No. 6,700,809	02-Mar-04

Timing Execution of Compare Instructions in a Synchronous Content Addressable Memory	11-Dec-02	10/318,251	Patent No. 6,678,786	13-Jan-04

[*****]

***** CONFIDENTIAL TREATMENT REQUESTED

Content Addressable Memory with Configurable Class-Based Storage Partitions	11-Feb-03	10/364,147	Patent No. 6,711,049	23-Mar-04
[*****]
Content Addressable Memory with Error Detection Signalling	03-Jun-03	10/453,276	Patent No. 6,700,810	02-Mar-04
[*****]

*****	CONFIDENTIAL TREATMENT REQUESTED

Title	Filing Date	Application No.	Status	Issue Date

[*****]

***** CONFIDENTIAL TREATMENT REQUESTED

NetLogic Microsystems, Inc. – Confidential

22-Mar-04

Title	PCT		Taiwan				EPO					JPO
	Filing Date	App. No.	Filing Date	Status	Patent No.	Issue Date	Filing Date	Application Number	Status	Patent No.	Issue Date	Filing Date	Application Number	Status	Patent No.	Issue Date
Synchronous Content Addressable Memory with Single Cycle Operation	15-Oct-98	PCT/ US98/22000	30-Oct-98	Issued	NI-160299	01-Aug-02	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Method and Apparatus for Cascading Content Addressable Memory Devices	14-Oct-98	PCT/ US98/21805	30-Oct-98	Issued	NI-142510	01-Oct-01	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Method and Apparatus for Performing a Read Next Highest Priority Match Instruction in a Content Addressable Memory Device	N/A	N/A	06-Jul-99	Issued	NI-136967	01-Jul-01	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Method and Apparatus for Implementing a LEARN Instruction in a CAM Device	21-Apr-99	PCT/ US99/08767	28-Apr-99	Issued	NI-141972	01-Oct-01	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Ternary Synchronous Content Addressable Memory with Single Cycle Operation	14-Oct-98	PCT/ US98/21853	30-Oct-98	Issued	NI-123270	01-Dec-00	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

[*****]

Redundancy Scheme for a Content Addressable Memory Device	N/A	N/A	17-Oct-00	Issued	NI-152850	01-Apr-02	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Highest Priority Longest Prefix Match in a Segmented CAM	23-Feb-00	PCT/ US00/04782	22-Feb-00	Issued	NI-173983	21-Mar-03	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

[*****]

*****	CONFIDENTIAL TREATMENT REQUESTED

Attachment to

EXHIBIT C – TRADEMARKS

IP Security Agreement

Trademark	Filing Date	Serial No.	Status	Publ Date	Reg Date	Reg No.
SyncCAM	7/9/1996	75/131,758	Registered	3/4/1997	3/17/1998	2,145,371
IPCAM	5/18/1998	75/487,281	Registered	4/13/1999	12/21/1999	2,302,875
Enabling the Silicon Backbone for the Internet	7/6/1999	75/743,461	Registered	10/24/2000	7/17/2001	2,470,393
Zero Table Management	7/14/2000	76/089,374	Registered	4/9/2002	2/3/2004	2,810,999
ZTM	7/14/2000	76/089,394	Registered	3/12/2002	3/6/2004	2,714,043

EXHIBIT D

Mask Works

Description	Registration/ Application Number	Registration/ Application Date
NONE REGISTERED